UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-01236

Deutsche Market Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2014

Annual Report

to Shareholders

Deutsche Global Income Builder Fund

(formerly DWS Global Income Builder Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
12 Performance Summary
15 Investment Portfolio
48 Statement of Assets and Liabilities
50 Statement of Operations
52 Statement of Changes in Net Assets
53 Financial Highlights
59 Notes to Financial Statements
78 Report of Independent Registered Public Accounting Firm
79 Information About Your Fund's Expenses
81 Tax Information
82 Advisory Agreement Board Considerations and Fee Evaluation
87 Board Members and Officers
92 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. Dividends are not guaranteed. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:

Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 14 for more complete performance information.

Investment Process
The fund invests in a broad range of both traditional asset classes (such as equity and fixed-income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). The fund can buy many types of securities, among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, inflation-indexed bonds, mortgage- and asset-backed securities, and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category or credit quality, and from any country (including emerging markets).

Deutsche Global Income Builder Fund returned 5.49% during the 12-month period ending October 31, 2014. The fund underperformed the 6.14% return of the S&P® Target Risk Moderate Index, which seeks to provide significant exposure to fixed income, while allocating a smaller portion of exposure to equities. In comparison, its two other benchmarks — the Russell 1000® Index, which tracks the performance of the 1,000 largest stocks in the Russell 3000® Index, and the Barclays U.S. Aggregate Bond Index, which represents domestic taxable investment-grade bonds — returned 16.78% and 4.14%, respectively. The fund comfortably outperformed the 4.65% average return of the funds in its Morningstar peer group, Tactical Allocation Funds.

Despite periodic concerns about economic trends and geopolitical disruptions, the past year brought a robust return for the global equity markets. Investors generally remained encouraged about economic trends in the United States and the United Kingdom, the stabilization of China’s growth trajectory and, perhaps most important, the continued accommodation being provided by the world’s central banks. Even as the U.S. Federal Reserve Board (the Fed) wrapped up its asset-purchase program, it remained steadfast in keeping its "lower for longer" interest-rate policy. Outside of the United States, the central banks in Europe and Japan both remained committed to providing aggressive monetary stimulus to their respective economies. In this environment, the MSCI All-Country World Index finished with a 12-month total return of 7.77%. Dividend stocks, while also providing healthy returns, nonetheless lagged the performance of the broader markets during the past year. Generally speaking, investors’ hearty risk appetite led to higher demand for faster-growing companies relative to the types of conservative, steady growers that populate the universe of dividend stocks.

The global bond market defied widespread negative expectations to deliver a healthy total return during the past 12 months. U.S. Treasury yields fell (as prices rose), reflecting an environment of sluggish global growth, the Fed’s favorable interest-rate policy and the periodic "flights to quality" sparked by geopolitical turmoil overseas. At the same time, the domestic economy remained strong enough to support an environment of healthy corporate earnings and improving balance sheets for U.S. corporations. This backdrop, together with investors’ ongoing appetite for yield, contributed to outperformance for investment-grade corporate, high-yield and emerging-markets bonds.

Fund Performance

When our team took over the fund in March 2012, we established an equal, 50-50 strategic weighting between stocks and bonds. We subsequently allowed the fund’s allocation to equities to increase to 65% of assets by the end of April 2014 as the stock market rallied, which enabled the fund to participate in stocks’ outperformance during this time. In May 2014, we reduced the fund's equity weighting on the belief that a more balanced weighting between stocks and bonds was appropriate given stocks’ long streak of outperformance. We reduced the equity weighting further during July in response to the rising risks for the global equity markets. We believe this reduced weighting is appropriate given our views regarding valuations, interest rates and economic growth.

The equity portion of the fund underperformed due largely to its investments in a small group of stocks that lagged during the past year, but we have retained our positions on the belief that they offer even more compelling opportunities after their downturns. These include the U.K. supermarket operator Tesco PLC, the oil-services company Transocean Ltd. and the German ATM producer Wincor Nixdorf AG. On the plus side, the fund’s largest contributor was the electric and gas utility stock UGI Corp. Our original purchase was based on our view that the stock was trading below the intrinsic value of the company, and this gap has since closed on the strength of UGI’s strong free cash flow and decision to increase its dividend. Microsoft Corp. also made a substantial contribution to performance during the 12-month period. We purchased the stock in late 2012 on the belief that it was undervalued given the size and stability of its cash flows. During the past year, it emerged as one of the leading mega-cap stocks in the technology sector, as investors were attracted to its compelling valuation, increased dividend and appointment of a new chief executive officer. Novartis AG, the Swiss pharmaceutical company, and Stryker Corp., a U.S.-based medical-device producer, also stood out as being top contributors.

"The fund comfortably outperformed the 4.65% average return of the funds in its Morningstar peer group, Tactical Allocation Funds."

The bond portfolio performed well, thanks to its substantial allocations to high-yield bonds and emerging-markets debt. We have emphasized these areas for many years on the belief that slowly improving economic growth would fuel outperformance for higher-yielding market segments. This has indeed been the case, so this positioning was a key factor in the bond portfolio’s 12-month results. We are aware of the potential risks after the extended run of outperformance for these sectors, and are prepared to adjust the portfolio when the need eventually arises. For now, however, we believe these market segments remain supported by the environment of steady economic growth and the accommodative policies of the world’s central banks. On the other side of the ledger, our decision to keep the fund’s duration — or interest-rate sensitivity — below that of the benchmark also weighed on performance for much of the year. Bond yields declined fairly steadily (as prices rose) from the beginning of January onward, but the bond portfolio's below-average duration prevented it from capitalizing on the full extent of the move.

Throughout the period, the fund used derivatives — including forward currency contracts — to hedge currency risk in certain portfolio positions, offsetting the potential impact of the downturn in foreign currencies relative to the U.S. dollar. It also used interest rate contracts to hedge against potential adverse interest rate movements on portfolio assets. In addition, the fund used derivatives including forward currency and interest rate contracts for non-hedging purposes to seek to enhance potential gains. Derivatives used for non-hedging purposes contributed to returns during the period.

Outlook and Positioning

Trading activity in the fund’s equity portfolio was higher than normal during the past year. We sold a number of stocks that reached what we believe were their fair values, and we decreased the fund’s weightings in several individual stocks where we saw the potential for continued upside, but where the risk-return trade-off was no longer as attractive as it was earlier in the year. In turn, we deployed the proceeds from these sales into companies where we believe valuations are more attractive.

Five Largest Equity Holdings at October 31, 2014 (15.4% of Net Assets)
1. British American Tobacco PLC Manufactures, markets and sells cigarettes and other tobacco products	3.6%
2. Procter & Gamble Co. Manufacturer of diversified consumer products	3.2%
3. UGI Corp. Distributes and markets energy products and services	3.0%
4. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.9%
5. Verizon Communications, Inc. An integrated telecommunications company	2.7%

Five Largest Fixed-Income Long-Term Securities at October 31, 2014 (5.3% of Net Assets)
1. U.S. Treasury Note 1.0%, 8/31/2016	2.2%
2. Government of New Zealand 6.0%, 12/15/2017	1.0%
3. Republic of Singapore 3.375%, 9/1/2033	1.0%
4. Canadian Government Bond 3.5%, 12/1/2045	0.6%
5. Reynolds Group Issuer, Inc. 5.75%, 10/15/2020	0.5%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 92 for contact information.

The net effect of these moves was higher concentration in the stocks that we consider to be our "best ideas." In addition, our various decisions regarding individual stocks caused us to move away from stocks with growing dividends to a larger weighting in stocks with higher absolute dividends, stable earnings growth and more attractive valuations. Procter & Gamble Co., PepsiCo, Inc. and Verizon Communications, Inc. are examples of stocks we include in this category.

We were also active within the fund’s bond portfolio, taking profits in areas that have become fully valued and rotating into those that offer a more favorable trade-off of risk and return. We believe this active approach, in conjunction with our "go anywhere" investment mandate, provides the flexibility to take advantage of a broad range of market opportunities as they arise. This element of our strategy may become even more important if, as we expect, market conditions become more volatile in the months ahead.

Contrary to the expectations that prevailed at the beginning of this year, government bond yields have fallen thus far in 2014. While there is always the possibility that a "flight to quality" trade will occur at some point, we believe this move has largely played itself out and that the most likely scenario is that yields will begin to move higher over time. Accordingly, we took steps to cushion the impact of a potential increase in yields by trimming the bond portfolio’s duration in the latter part of the year. We believe this approach will help manage interest-rate risk, while at the same time allowing us to gain the full benefit of individual security selection in the credit-sensitive segments of the market. Overall, we remain focused on adding value through individual security selection, portfolio allocation and our "go anywhere" strategy.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2005.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

Thomas Schuessler, PhD, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

— Head of Equity Income and Member of the Asset Management CIO Executive Committee: Frankfurt.

— PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

Philip G. Condon, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1983.

— Vice Chairman of Deutsche Asset & Wealth Management, Americas; formerly, Head of Municipal Bonds.

— BA and MBA, University of Massachusetts at Amherst.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Co-Head of US Credit: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Fabian Degen, CFA, Assistant Vice President

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2007.

— Portfolio manager for US and Global Value Equity: Frankfurt.

— US and Global Fund Management: Frankfurt.

— Bachelor of International Business Administration in Investments and Finance from International University of Applied Sciences Bad Honnef, Bonn with educational exchanges at the University of Maine (USA).

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The S&P Target Risk Moderate Index is designed to measure the performance of S&P’s proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation and an opportunity for moderate-to-low capital appreciation.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

The MSCI All Country (AC) World Index tracks the performance of stocks in 45 countries comprising 24 developed and 21 emerging markets.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Tactical Allocation Funds category consists of portfolios that seek to provide capital appreciation and income by actively shifting allocations across investments.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Performance Summary October 31, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	5.49%	8.68%	4.87%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–0.57%	7.40%	4.26%
Russell 1000® Index†	16.78%	16.98%	8.54%
Barclays U.S. Aggregate Bond Index††	4.14%	4.22%	4.64%
S&P® Target Risk Moderate Index†††	6.14%	7.46%	5.32%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	4.52%	7.59%	4.15%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	1.52%	7.44%	4.15%
Russell 1000® Index†	16.78%	16.98%	8.54%
Barclays U.S. Aggregate Bond Index††	4.14%	4.22%	4.64%
S&P® Target Risk Moderate Index†††	6.14%	7.46%	5.32%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	4.74%	7.79%	4.01%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	4.74%	7.79%	4.01%
Russell 1000® Index†	16.78%	16.98%	8.54%
Barclays U.S. Aggregate Bond Index††	4.14%	4.22%	4.64%
S&P® Target Risk Moderate Index†††	6.14%	7.46%	5.32%
Class S	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 10/31/14
No Sales Charges	5.70%	8.91%	4.84%
Russell 1000® Index†	16.78%	16.98%	8.26%
Barclays U.S. Aggregate Bond Index††	4.14%	4.22%	4.88%
S&P® Target Risk Moderate Index†††	6.14%	7.46%	5.27%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
No Sales Charges	5.77%	8.98%	5.17%
Russell 1000® Index†	16.78%	16.98%	8.54%
Barclays U.S. Aggregate Bond Index††	4.14%	4.22%	4.64%
S&P® Target Risk Moderate Index†††	6.14%	7.46%	5.32%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2014 are 0.90%, 1.90%, 1.72%, 0.71% and 0.65% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class S shares commenced operations on March 14, 2005. The performance shown for each index is for the time period of March 31, 2005 through October 31, 2014, which is based on the performance period of the life of Class S.

† The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

†† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

††† The S&P Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.

On December 1, 2014, the S&P Target Risk Moderate Index replaced the Russell 1000 Index as the comparative broad-based securities market index because the Advisor believes that the S&P Target Risk Moderate Index more closely reflects the fund's investment strategies. On December 1, 2014, the Blended Index replaced the Barclays U.S. Aggregate Bond Index and the S&P Target Risk Moderate Index as the sole additional comparative index. The Advisor believes the Blended Index provides additional comparative performance information and represents the fund’s overall strategic asset allocations.

The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Barclays U.S. Universal Index.

MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
10/31/14	$10.36	$10.37	$10.35	$10.36	$10.35
10/31/13	$10.31	$10.31	$10.29	$10.31	$10.30
Distribution Information as of 10/31/14
Income Dividends, Twelve Months	$.34	$.24	$.26	$.36	$.37
Capital Gain Distributions, Twelve Months	$.16	$.16	$.16	$.16	$.16

Investment Portfolio as of October 31, 2014
	Shares	Value ($)

Common Stocks 50.1%
Consumer Discretionary 3.8%
Hotels, Restaurants & Leisure 0.0%
Dawn Holdings, Inc.* (a)	3	6,628
Trump Entertainment Resorts, Inc.*	8	0
		6,628
Media 1.4%
Pearson PLC	273,371	5,121,208
Wolters Kluwer NV	348,417	9,306,351
		14,427,559
Specialty Retail 0.3%
Staples, Inc. (b)	224,405	2,845,455
Textiles, Apparel & Luxury Goods 2.1%
Coach, Inc.	649,495	22,329,638
Consumer Staples 15.0%
Beverages 2.9%
PepsiCo, Inc.	316,273	30,415,974
Food & Staples Retailing 1.1%
Tesco PLC	4,170,999	11,599,993
Food Products 2.8%
Nestle SA (Registered)	99,341	7,272,827
Unilever NV (CVA)	544,064	21,123,555
		28,396,382
Household Products 3.2%
Procter & Gamble Co.	373,287	32,576,757
Tobacco 5.0%
British American Tobacco PLC	658,764	37,415,921
Imperial Tobacco Group PLC	325,586	14,136,735
		51,552,656
Energy 3.0%
Energy Equipment & Services 0.7%
Transocean Ltd. (b)	229,605	6,849,117
Oil, Gas & Consumable Fuels 2.3%
Canadian Natural Resources Ltd.	221,398	7,725,995
Canadian Oil Sands Ltd. (b)	1,027,134	16,094,394
		23,820,389
Financials 6.1%
Diversified Financial Services 1.3%
Leucadia National Corp.	542,537	12,901,530
Insurance 2.9%
PartnerRe Ltd.	147,481	17,062,077
Powszechny Zaklad Ubezpieczen SA	45,486	6,822,401
Sampo Oyj "A"	118,768	5,689,793
		29,574,271
Real Estate Investment Trusts 1.9%
HCP, Inc. (REIT)	454,065	19,965,238
Health Care 2.5%
Health Care Equipment & Supplies 0.6%
Stryker Corp.	66,056	5,781,882
Health Care Providers & Services 0.2%
Rhoen-Klinikum AG	82,754	2,464,545
Pharmaceuticals 1.7%
Novartis AG (Registered)	86,098	7,985,074
Sanofi	106,593	9,873,455
		17,858,529
Industrials 7.2%
Aerospace & Defense 0.6%
BAE Systems PLC	852,513	6,263,999
Air Freight & Logistics 1.9%
C.H. Robinson Worldwide, Inc. (b)	234,997	16,264,142
Singapore Post Ltd.	2,459,682	3,792,481
		20,056,623
Building Products 0.0%
Congoleum Corp.*	11,440	0
Commercial Services & Supplies 0.0%
Quad Graphics, Inc.	61	1,345
Industrial Conglomerates 3.7%
Jardine Matheson Holdings Ltd.	403,986	24,339,670
Koninklijke Philips NV	329,526	9,217,313
Smiths Group PLC	236,773	4,418,284
		37,975,267
Machinery 1.0%
CNH Industrial NV	1,211,802	9,879,320
Information Technology 4.4%
Communications Equipment 1.4%
Cisco Systems, Inc.	592,244	14,492,211
Software 1.6%
Microsoft Corp.	345,057	16,200,426
Technology Hardware, Storage & Peripherals 1.4%
Diebold, Inc. (b)	168,275	5,961,983
Wincor Nixdorf AG	193,276	8,878,403
		14,840,386
Materials 1.2%
Chemicals 0.6%
Air Liquide SA	52,633	6,357,946
Metals & Mining 0.6%
Franco-Nevada Corp.	124,405	5,823,706
Telecommunication Services 2.7%
Diversified Telecommunication Services
Verizon Communications, Inc.	547,985	27,536,005
Utilities 4.2%
Electric Utilities 1.0%
Southern Co.	224,973	10,429,748
Gas Utilities 3.0%
UGI Corp. (b)	816,492	30,773,583
Multi-Utilities 0.2%
National Grid PLC	178,707	2,649,536
Total Common Stocks (Cost $451,347,074)		516,646,644

Preferred Stock 0.0%
Financials
Ally Financial, Inc. Series G, 144A, 7.0% (Cost $280,281)	295	296,917

Rights 0.0%
Health Care
Rhoen-Klinikum AG, Expiration Date 10/14/2015* (Cost $0)	82,754	69,689

Warrants 0.0%
Materials
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	57,540	38,243
Hercules Trust II, Expiration Date 3/31/2029*	506	4,425
Total Warrants (Cost $90,209)		42,668

		Principal Amount ($)(c)	Value ($)

Corporate Bonds 25.9%
Consumer Discretionary 3.2%
AmeriGas Finance LLC:
6.75%, 5/20/2020		280,000	298,200
7.0%, 5/20/2022		840,000	907,200
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021 (b)		190,000	171,000
APX Group, Inc.:
6.375%, 12/1/2019		195,000	191,588
144A, 8.75%, 12/1/2020		195,000	168,675
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		55,000	59,400
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		305,000	329,400
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		325,000	318,500
Avis Budget Car Rental LLC, 5.5%, 4/1/2023		200,000	201,000
Bed Bath & Beyond, Inc.:
4.915%, 8/1/2034		340,000	338,036
5.165%, 8/1/2044		410,000	409,619
Block Communications, Inc., 144A, 7.25%, 2/1/2020		70,000	72,800
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		150,000	162,000
CCO Holdings LLC, 7.375%, 6/1/2020		3,610,000	3,869,469
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		1,390,000	1,356,987
144A, 6.375%, 9/15/2020		1,105,000	1,151,962
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		240,000	247,200
Series B, 6.5%, 11/15/2022		1,195,000	1,236,825
Series A, 7.625%, 3/15/2020		20,000	21,100
Series B, 7.625%, 3/15/2020		1,190,000	1,265,862
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		25,000	25,000
Columbus International, Inc., 144A, 7.375%, 3/30/2021		1,500,000	1,590,000
CSC Holdings LLC, 144A, 5.25%, 6/1/2024		585,000	586,462
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019 (b)		700,000	717,500
DISH DBS Corp.:
4.25%, 4/1/2018		290,000	297,250
5.0%, 3/15/2023		845,000	841,831
7.875%, 9/1/2019		1,120,000	1,300,600
Getty Images, Inc., 144A, 7.0%, 10/15/2020		245,000	188,650
Group 1 Automotive, Inc., 144A, 5.0%, 6/1/2022		335,000	331,650
Harron Communications LP, 144A, 9.125%, 4/1/2020		250,000	272,500
HD Supply, Inc.:
7.5%, 7/15/2020		130,000	138,450
11.5%, 7/15/2020		125,000	145,625
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		160,000	172,000
iHeartCommunications, Inc.:
9.0%, 12/15/2019		870,000	879,244
11.25%, 3/1/2021		265,000	280,238
InRetail Consumer, 144A, 5.25%, 10/10/2021		1,000,000	1,012,500
Isle of Capri Casinos, Inc., 5.875%, 3/15/2021		130,000	133,250
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		160,000	147,200
Live Nation Entertainment, Inc.:
144A, 5.375%, 6/15/2022		60,000	60,150
144A, 7.0%, 9/1/2020		370,000	393,125
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		150,000	155,625
Mediacom Broadband LLC:
5.5%, 4/15/2021		45,000	45,788
6.375%, 4/1/2023		145,000	152,975
Mediacom LLC, 7.25%, 2/15/2022		20,000	21,600
MGM Resorts International:
6.625%, 12/15/2021 (b)		1,895,000	2,075,025
6.75%, 10/1/2020 (b)		560,000	614,600
8.625%, 2/1/2019		85,000	98,388
Numericable Group SA:
144A, 4.875%, 5/15/2019		470,000	468,825
144A, 6.0%, 5/15/2022		700,000	715,750
144A, 6.25%, 5/15/2024		850,000	874,437
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		265,000	283,550
Quebecor Media, Inc., 5.75%, 1/15/2023		200,000	206,000
Sabre Holdings Corp., 8.35%, 3/15/2016		20,000	21,425
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		130,000	128,050
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		215,000	230,588
Servicios Corporativos Javer SAPI de CV, 144A, 9.875%, 4/6/2021		500,000	541,250
Springs Industries, Inc., 6.25%, 6/1/2021 (b)		310,000	304,187
Starz LLC, 5.0%, 9/15/2019		160,000	164,800
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021		250,000	251,783
Time Warner Cable, Inc., 7.3%, 7/1/2038		245,000	337,077
TRI Pointe Holdings, Inc., 144A, 4.375%, 6/15/2019		215,000	213,925
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		2,855,000	2,976,337
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		195,000	211,088
			33,383,121
Consumer Staples 1.7%
Big Heart Pet Brands, 7.625%, 2/15/2019		315,000	315,787
Chiquita Brands International, Inc., 7.875%, 2/1/2021		181,000	198,648
Cott Beverages, Inc., 144A, 5.375%, 7/1/2022		355,000	351,450
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		230,000	243,513
JBS Investments GmbH:
144A, 7.25%, 4/3/2024		470,000	499,375
144A, 7.75%, 10/28/2020		2,000,000	2,191,260
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020 (b)		2,040,000	2,182,800
Marfrig Overseas Ltd., 144A, 9.5%, 5/4/2020		500,000	528,125
Minerva Luxembourg SA:
144A, 7.75%, 1/31/2023		1,500,000	1,567,500
144A, 12.25%, 2/10/2022		500,000	577,500
Pilgrim's Pride Corp., 7.875%, 12/15/2018		2,046,000	2,132,955
Post Holdings, Inc., 144A, 6.75%, 12/1/2021		60,000	59,925
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020		5,380,000	5,595,200
Smithfield Foods, Inc., 6.625%, 8/15/2022		250,000	272,500
The WhiteWave Foods Co., 5.375%, 10/1/2022		245,000	257,862
Tonon Bioenergia SA, 144A, 9.25%, 1/24/2020 (b)		1,000,000	810,000
			17,784,400
Energy 3.5%
Access Midstream Partners LP, 6.125%, 7/15/2022		60,000	65,250
Afren PLC, 144A, 10.25%, 4/8/2019		2,203,000	2,291,561
Antero Resources Corp., 144A, 5.125%, 12/1/2022		245,000	245,049
Antero Resources Finance Corp., 5.375%, 11/1/2021		190,000	192,850
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		335,000	326,625
144A, 5.625%, 6/1/2024		145,000	139,925
Berry Petroleum Co., LLC:
6.375%, 9/15/2022		195,000	181,350
6.75%, 11/1/2020		195,000	185,250
BreitBurn Energy Partners LP:
7.875%, 4/15/2022		1,065,000	1,021,734
8.625%, 10/15/2020		15,000	15,300
California Resources Corp.:
144A, 5.5%, 9/15/2021 (b)		245,000	249,900
144A, 6.0%, 11/15/2024		50,000	51,000
Chaparral Energy, Inc., 7.625%, 11/15/2022		345,000	336,375
Chesapeake Energy Corp., 3.481%**, 4/15/2019		270,000	270,186
CONSOL Energy, Inc., 144A, 5.875%, 4/15/2022		95,000	96,425
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		850,000	1,087,316
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		500,000	509,996
Ecopetrol SA, 5.875%, 5/28/2045		1,000,000	1,027,500
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		545,000	550,450
EP Energy LLC:
6.875%, 5/1/2019		145,000	150,800
7.75%, 9/1/2022		865,000	912,575
9.375%, 5/1/2020		65,000	71,013
EV Energy Partners LP, 8.0%, 4/15/2019		1,210,000	1,191,850
Halcon Resources Corp., 8.875%, 5/15/2021 (b)		1,508,000	1,236,560
Hilcorp Energy I LP, 144A, 5.0%, 12/1/2024		255,000	244,800
Holly Energy Partners LP, 6.5%, 3/1/2020		20,000	20,750
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019		225,000	193,500
Jupiter Resources, Inc., 144A, 8.5%, 10/1/2022		245,000	216,213
Kodiak Oil & Gas Corp., 5.5%, 1/15/2021		400,000	406,000
Linn Energy LLC, 6.25%, 11/1/2019 (b)		2,595,000	2,387,400
MEG Energy Corp., 144A, 7.0%, 3/31/2024		1,390,000	1,396,950
Memorial Resource Development Corp., 144A, 5.875%, 7/1/2022		255,000	248,625
Midstates Petroleum Co., Inc.:
9.25%, 6/1/2021 (b)		210,000	178,500
10.75%, 10/1/2020		230,000	204,700
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		320,000	335,200
NGL Energy Partners LP, 144A, 5.125%, 7/15/2019		255,000	256,594
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		680,000	634,100
Nostrum Oil & Gas Finance BV, 144A, 6.375%, 2/14/2019		1,000,000	1,002,500
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		1,600,000	1,640,000
6.875%, 1/15/2023		125,000	130,000
7.25%, 2/1/2019		315,000	324,450
Offshore Drilling Holding SA, 144A, 8.625%, 9/20/2020		1,000,000	1,050,200
Pacific Rubiales Energy Corp., 144A, 5.625%, 1/19/2025 (b)		905,000	860,610
Pertamina Persero PT:
144A, 5.25%, 5/23/2021		520,000	546,000
144A, 5.625%, 5/20/2043		1,000,000	957,500
Petroleos de Venezuela SA:
144A, 9.0%, 11/17/2021		2,200,000	1,394,250
144A, 9.75%, 5/17/2035		1,700,000	1,037,850
Petroleos Mexicanos, 2.251%**, 7/18/2018		1,000,000	1,035,000
QGOG Constellation SA, 144A, 6.25%, 11/9/2019		1,000,000	985,000
Regency Energy Partners LP, 5.0%, 10/1/2022		150,000	153,000
Reliance Holding U.S.A., Inc., 144A, 5.4%, 2/14/2022		1,000,000	1,088,873
RSP Permian, Inc., 144A, 6.625%, 10/1/2022		150,000	149,595
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		685,000	717,537
5.625%, 4/15/2023		155,000	160,425
144A, 5.75%, 5/15/2024 (b)		610,000	630,587
SESI LLC, 7.125%, 12/15/2021		1,220,000	1,317,600
Seventy Seven Energy, Inc., 144A, 6.5%, 7/15/2022		70,000	65,800
Talos Production LLC, 144A, 9.75%, 2/15/2018		380,000	382,850
Targa Resources Partners LP, 144A, 4.125%, 11/15/2019		95,000	96,425
Transocean, Inc., 3.8%, 10/15/2022 (b)		1,155,000	1,039,991
Triangle U.S.A. Petroleum Corp., 144A, 6.75%, 7/15/2022		205,000	179,375
WPX Energy, Inc., 5.25%, 9/15/2024		185,000	180,375
			36,255,965
Financials 4.3%
AerCap Aviation Solutions BV, 6.375%, 5/30/2017		545,000	577,700
AerCap Ireland Capital Ltd., 144A, 3.75%, 5/15/2019		70,000	69,475
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		1,000,000	1,065,000
Banco Davivienda SA, 144A, 5.875%, 7/9/2022 (b)		1,000,000	1,017,500
Banco do Brasil SA, 144A, 9.0%, 6/29/2049		1,300,000	1,277,900
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	1,000,000	386,416
Barclays Bank PLC, 7.625%, 11/21/2022		1,000,000	1,089,375
BBVA Bancomer SA:
144A, 6.008%, 5/17/2022		500,000	521,875
144A, 6.75%, 9/30/2022		1,750,000	1,981,875
CBL & Associates LP, (REIT), 4.6%, 10/15/2024 (b)		1,525,000	1,536,881
CIMPOR Financial Operations BV, 144A, 5.75%, 7/17/2024		500,000	480,750
CIT Group, Inc.:
5.0%, 5/15/2017		170,000	178,075
5.25%, 3/15/2018		4,528,000	4,777,040
Country Garden Holdings Co., Ltd., 144A, 11.125%, 2/23/2018 (b)		2,400,000	2,565,000
Credit Agricole SA, 144A, 7.875%, 1/29/2049		605,000	624,481
Credit Suisse Group AG, 144A, 6.25%, 12/29/2049		340,000	330,650
Credito Real SAB de CV, 144A, 7.5%, 3/13/2019		2,000,000	2,110,000
Development Bank of Kazakhstan JSC, Series 3, REG S, 6.5%, 6/3/2020		1,000,000	1,085,000
Dubai Holding Commercial Operations MTN Ltd., 6.0%, 2/1/2017	GBP	1,000,000	1,634,574
E*TRADE Financial Corp., 6.375%, 11/15/2019		555,000	591,769
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		525,000	523,150
Fondo MIVIVIENDA SA, 144A, 3.5%, 1/31/2023		500,000	478,750
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		940,000	990,902
HSBC Holdings PLC:
5.625%, 12/29/2049 (b)		1,015,000	1,031,469
6.375%, 12/29/2049		1,140,000	1,162,800
International Lease Finance Corp.:
3.875%, 4/15/2018		400,000	401,252
6.25%, 5/15/2019		350,000	382,812
8.75%, 3/15/2017		1,150,000	1,293,750
Kaisa Group Holdings Ltd., 144A, 8.875%, 3/19/2018		250,000	252,500
Lloyds Banking Group PLC, 4.5%, 11/4/2024 (d)		1,185,000	1,185,952
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		1,265,000	1,426,467
Morgan Stanley, Series H, 5.45%, 7/29/2049		140,000	140,656
MPT Operating Partnership LP, (REIT), 6.375%, 2/15/2022		30,000	31,875
National Savings Bank, 144A, 5.15%, 9/10/2019		500,000	495,000
Navient Corp., 5.5%, 1/25/2023 (b)		535,000	535,000
Neuberger Berman Group LLC, 144A, 5.625%, 3/15/2020		55,000	57,475
Popular, Inc., 7.0%, 7/1/2019		195,000	196,462
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023		800,000	864,909
Schahin II Finance Co. SPV Ltd., 144A, 5.875%, 9/25/2022 (b)		2,158,400	2,039,688
The Goldman Sachs Group, Inc., Series L, 5.7%, 12/29/2049 (b)		235,000	240,287
TIAA Asset Management Finance Co., LLC:
144A, 2.95%, 11/1/2019		945,000	946,802
144A, 4.125%, 11/1/2024		780,000	784,129
Trust F/1401, (REIT), 144A, 6.95%, 1/30/2044 (b)		2,000,000	2,270,000
Turkiye Is Bankasi, 144A, 6.0%, 10/24/2022 (b)		1,500,000	1,494,375
UniCredit SpA, REG S, 8.0%, 4/3/2049		300,000	300,750
Yapi ve Kredi Bankasi AS, 144A, 5.5%, 12/6/2022		1,000,000	951,216
			44,379,764
Health Care 1.5%
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		110,000	115,500
Biomet, Inc.:
6.5%, 8/1/2020		330,000	353,100
6.5%, 10/1/2020		95,000	100,463
CHS/Community Health Systems, Inc.:
5.125%, 8/15/2018		1,080,000	1,123,200
6.875%, 2/1/2022 (b)		2,000,000	2,155,000
7.125%, 7/15/2020		735,000	795,637
Crimson Merger Sub, Inc., 144A, 6.625%, 5/15/2022		475,000	444,125
Endo Finance LLC, 144A, 5.375%, 1/15/2023		290,000	283,475
HCA, Inc.:
5.25%, 4/15/2025		190,000	196,888
6.5%, 2/15/2020		2,020,000	2,254,825
7.5%, 2/15/2022		2,220,000	2,577,975
Hologic, Inc., 6.25%, 8/1/2020		220,000	231,275
IMS Health, Inc., 144A, 6.0%, 11/1/2020		240,000	249,000
Mallinckrodt International Finance SA, 4.75%, 4/15/2023		370,000	355,200
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		350,000	371,875
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		52,000	56,030
Tenet Healthcare Corp., 6.25%, 11/1/2018		1,110,000	1,205,737
Valeant Pharmaceuticals International, Inc.:
144A, 6.375%, 10/15/2020		365,000	374,581
144A, 7.5%, 7/15/2021		1,515,000	1,621,050
			14,864,936
Industrials 2.6%
ADT Corp., 3.5%, 7/15/2022 (b)		220,000	196,900
Aguila 3 SA, 144A, 7.875%, 1/31/2018		190,000	190,475
Avianca Holdings SA, 144A, 8.375%, 5/10/2020		1,300,000	1,361,750
BE Aerospace, Inc., 6.875%, 10/1/2020		515,000	556,844
Belden, Inc., 144A, 5.5%, 9/1/2022		330,000	335,775
Bombardier, Inc.:
144A, 4.75%, 4/15/2019 (b)		140,000	143,850
144A, 5.75%, 3/15/2022 (b)		1,480,000	1,517,000
144A, 6.0%, 10/15/2022		235,000	241,316
144A, 7.75%, 3/15/2020		25,000	27,750
Carlson Travel Holdings, Inc., 144A, 7.5%, 8/15/2019 (PIK)		200,000	200,500
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		145,000	141,012
Empresas ICA SAB de CV, 144A, 8.875%, 5/29/2024		1,000,000	1,015,000
Florida East Coast Holdings Corp., 144A, 6.75%, 5/1/2019		425,000	438,549
FTI Consulting, Inc., 6.0%, 11/15/2022		195,000	199,631
Gates Global LLC, 144A, 6.0%, 7/15/2022		285,000	276,450
GenCorp, Inc., 7.125%, 3/15/2021		500,000	531,250
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		1,900,000	1,953,903
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		65,000	67,925
7.125%, 3/15/2021		255,000	274,125
Kazakhstan Temir Zholy Finance BV, 144A, 6.375%, 10/6/2020		1,750,000	1,911,875
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		390,000	407,550
Meritor, Inc.:
6.25%, 2/15/2024		95,000	96,900
6.75%, 6/15/2021		305,000	321,775
Mersin Uluslararasi Liman Isletmeciligi AS, 144A, 5.875%, 8/12/2020		2,000,000	2,125,400
Navios Maritime Holdings, Inc., 144A, 7.375%, 1/15/2022 (b)		1,400,000	1,407,000
Noble Group Ltd., REG S, 6.0%, 6/24/2049		1,000,000	971,200
Nortek, Inc., 8.5%, 4/15/2021		885,000	951,375
OAS Finance Ltd., 144A, 8.0%, 7/2/2021		1,000,000	935,000
Odebrecht Offshore Drilling Finance Ltd., 144A, 6.75%, 10/1/2022		762,960	799,201
Ply Gem Industries, Inc., 144A, 6.5%, 2/1/2022		185,000	181,994
Sanmina Corp., 144A, 4.375%, 6/1/2019		30,000	30,038
TAM Capital 3, Inc., 144A, 8.375%, 6/3/2021		500,000	535,000
TransDigm, Inc.:
6.0%, 7/15/2022		590,000	596,637
6.5%, 7/15/2024		175,000	180,250
7.5%, 7/15/2021		1,035,000	1,117,800
Triumph Group, Inc., 5.25%, 6/1/2022		145,000	146,812
United Rentals North America, Inc.:
6.125%, 6/15/2023		20,000	21,525
7.375%, 5/15/2020		100,000	108,500
7.625%, 4/15/2022		2,260,000	2,519,900
Votorantim Cimentos SA, 144A, 7.25%, 4/5/2041		1,000,000	1,039,500
Watco Companies LLC, 144A, 6.375%, 4/1/2023		150,000	152,250
XPO Logistics, Inc., 144A, 7.875%, 9/1/2019 (b)		120,000	125,700
			26,353,187
Information Technology 1.6%
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		1,195,000	1,271,181
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		245,000	252,350
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		65,000	68,738
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		370,000	354,275
Boxer Parent Co., Inc., 144A, 9.0%, 10/15/2019 (PIK)		280,000	251,126
Cardtronics, Inc., 144A, 5.125%, 8/1/2022		205,000	203,975
CDW LLC:
6.0%, 8/15/2022		280,000	295,400
8.5%, 4/1/2019		2,376,000	2,518,560
CyrusOne LP, 6.375%, 11/15/2022		95,000	99,988
EarthLink Holdings Corp., 7.375%, 6/1/2020		265,000	270,300
Entegris, Inc., 144A, 6.0%, 4/1/2022		140,000	142,450
Equinix, Inc., 5.375%, 4/1/2023		690,000	711,563
First Data Corp.:
144A, 6.75%, 11/1/2020		432,000	462,240
144A, 7.375%, 6/15/2019 (b)		2,800,000	2,968,000
144A, 8.75%, 1/15/2022 (PIK)		190,000	207,575
144A, 8.875%, 8/15/2020		745,000	806,463
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		250,000	270,625
7.625%, 6/15/2021		915,000	1,017,937
KLA-Tencor Corp., 4.65%, 11/1/2024 (d)		920,000	922,961
NXP BV, 144A, 3.75%, 6/1/2018		330,000	332,475
Tencent Holdings Ltd., 144A, 3.375%, 5/2/2019		3,000,000	3,050,346
			16,478,528
Materials 2.5%
Anglo American Capital PLC:
144A, 4.125%, 4/15/2021		550,000	557,925
144A, 4.125%, 9/27/2022 (b)		1,000,000	1,007,688
Berry Plastics Corp., 5.5%, 5/15/2022		1,095,000	1,099,106
Braskem Finance Ltd., 6.45%, 2/3/2024		1,600,000	1,697,200
Cascades, Inc., 144A, 5.5%, 7/15/2022		215,000	212,313
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		1,000,000	1,071,250
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		355,000	359,437
Cliffs Natural Resources, Inc., 5.2%, 1/15/2018 (b)		620,000	545,600
Corp. Nacional del Cobre de Chile, 144A, 4.875%, 11/4/2044 (d)		300,000	296,945
Evraz Group SA, 144A, 6.75%, 4/27/2018		600,000	564,226
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		969,000	937,507
144A, 7.0%, 2/15/2021		499,000	489,644
FMG Resources (August 2006) Pty Ltd., 144A, 6.0%, 4/1/2017		130,000	132,600
Fresnillo PLC, 144A, 5.5%, 11/13/2023		1,000,000	1,051,700
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		530,000	527,908
GTL Trade Finance, Inc., 144A, 5.893%, 4/29/2024		2,000,000	2,075,000
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		1,030,000	1,030,000
8.875%, 2/1/2018		450,000	444,937
Huntsman International LLC, 5.125%, 4/15/2021	EUR	250,000	326,345
Kaiser Aluminum Corp., 8.25%, 6/1/2020		225,000	246,375
Metalloinvest Finance Ltd., 144A, 5.625%, 4/17/2020		500,000	453,125
Novelis, Inc., 8.75%, 12/15/2020		4,725,000	5,156,156
Polymer Group, Inc., 7.75%, 2/1/2019		297,000	308,880
Rain CII Carbon LLC, 144A, 8.25%, 1/15/2021 (b)		200,000	204,000
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		30,000	32,513
144A, 8.375%, 9/15/2021		30,000	33,975
Signode Industrial Group Lux SA, 144A, 6.375%, 5/1/2022		190,000	184,300
Tronox Finance LLC, 6.375%, 8/15/2020 (b)		225,000	231,188
Turkiye Sise ve Cam Fabrikalari AS, 144A, 4.25%, 5/9/2020		2,000,000	1,963,480
Vedanta Resources PLC, 144A, 6.0%, 1/31/2019		900,000	918,000
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		120,000	125,026
144A, 5.625%, 10/1/2024		60,000	63,225
Yamana Gold, Inc., 144A, 4.95%, 7/15/2024		1,040,000	1,017,206
			25,364,780
Telecommunication Services 4.3%
Altice SA, 144A, 7.75%, 5/15/2022		220,000	231,000
America Movil SAB de CV, 6.45%, 12/5/2022	MXN	7,000,000	510,253
Bharti Airtel International Netherlands BV, 144A, 5.35%, 5/20/2024		1,500,000	1,612,020
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		100,000	106,000
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		3,615,000	3,877,087
8.75%, 3/15/2018		807,000	835,245
CommScope, Inc., 144A, 5.0%, 6/15/2021		290,000	289,275
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		760,000	763,800
144A, 8.25%, 9/30/2020		910,000	950,950
Digicel Ltd., 144A, 8.25%, 9/1/2017		3,450,000	3,531,937
Frontier Communications Corp.:
6.25%, 9/15/2021		185,000	191,128
6.875%, 1/15/2025		185,000	187,313
7.125%, 1/15/2023		940,000	1,001,100
8.5%, 4/15/2020		1,645,000	1,895,862
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		595,000	596,488
7.25%, 10/15/2020		45,000	48,038
7.5%, 4/1/2021		4,720,000	5,109,400
Intelsat Luxembourg SA, 8.125%, 6/1/2023		100,000	106,250
Level 3 Communications, Inc., 8.875%, 6/1/2019		70,000	75,075
Level 3 Escrow II, Inc., 144A, 5.375%, 8/15/2022		830,000	844,525
Level 3 Financing, Inc.:
144A, 6.125%, 1/15/2021 (b)		525,000	550,594
7.0%, 6/1/2020		725,000	773,938
8.625%, 7/15/2020		2,480,000	2,728,000
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		2,510,000	2,478,625
SBA Communications Corp., 5.625%, 10/1/2019		190,000	197,600
Sprint Communications, Inc.:
6.0%, 11/15/2022 (b)		340,000	339,150
144A, 7.0%, 3/1/2020		365,000	407,158
144A, 9.0%, 11/15/2018		1,745,000	2,052,556
Sprint Corp., 144A, 7.125%, 6/15/2024		1,485,000	1,525,837
T-Mobile U.S.A., Inc., 6.625%, 11/15/2020		740,000	779,775
tw telecom holdings, Inc.:
5.375%, 10/1/2022		330,000	364,650
6.375%, 9/1/2023		265,000	302,100
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		450,000	473,625
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		1,660,000	1,826,000
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		150,000	163,875
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		210,000	218,400
Windstream Corp.:
6.375%, 8/1/2023 (b)		245,000	246,838
7.5%, 4/1/2023		80,000	84,000
7.75%, 10/15/2020 (b)		2,555,000	2,721,075
7.75%, 10/1/2021		720,000	770,400
7.875%, 11/1/2017		2,595,000	2,888,754
			44,655,696
Utilities 0.7%
AES Corp.:
3.234%**, 6/1/2019		160,000	159,150
8.0%, 10/15/2017		14,000	15,890
8.0%, 6/1/2020		95,000	110,306
Calpine Corp.:
5.375%, 1/15/2023		340,000	343,400
5.75%, 1/15/2025 (b)		340,000	344,250
Dynegy Finance I, Inc., 144A, 7.625%, 11/1/2024		65,000	68,900
Hrvatska Elektroprivreda, 144A, 6.0%, 11/9/2017		2,000,000	2,096,000
NRG Energy, Inc., 144A, 6.25%, 5/1/2024		1,270,000	1,311,275
Perusahaan Listrik Negara PT, 144A, 5.25%, 10/24/2042 (b)		3,000,000	2,715,000
RJS Power Holdings LLC, 144A, 5.125%, 7/15/2019		260,000	258,700
			7,422,871
Total Corporate Bonds (Cost $264,627,493)			266,943,248

Asset-Backed 0.7%
Automobile Receivables 0.2%
AmeriCredit Automobile Receivables Trust, "E", Series 2011-2, 144A, 5.48%, 9/10/2018		1,939,864	1,993,144
Miscellaneous 0.5%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.878%**, 1/17/2024		2,000,000	2,000,156
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		1,828,036	1,811,256
VOLT XXIV LLC, "A1", Series 2014-NPL3, 144A, 3.25%, 11/25/2053		1,504,975	1,507,129
			5,318,541
Total Asset-Backed (Cost $7,304,036)			7,311,685

Mortgage-Backed Securities Pass-Throughs 0.3%
Federal Home Loan Mortgage Corp., 6.0%, 11/1/2021		96,184	108,560
Federal National Mortgage Association:
3.0%, 8/1/2041 (d)		3,000,000	2,992,149
6.5%, with various maturities from 4/1/2017 until 6/1/2017		142,095	150,188
Government National Mortgage Association, 6.5%, 8/20/2034		116,379	132,607
Total Mortgage-Backed Securities Pass-Throughs (Cost $3,368,867)			3,383,504

Commercial Mortgage-Backed Securities 0.5%
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.153%**, 3/15/2018		470,000	471,034
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		1,180,000	1,204,885
"A4", Series 2007-C1, 5.716%, 2/15/2051		821,868	895,783
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040		1,033,760	1,096,162
Prudential Commercial Mortgage Trust, "F", Series 2003-PWR1, 144A, 4.98%**, 2/11/2036		1,700,000	1,683,150
Total Commercial Mortgage-Backed Securities (Cost $5,356,939)			5,351,014

Collateralized Mortgage Obligations 2.0%
Federal Home Loan Mortgage Corp.:
"KO", Series 4180, Principal Only, Zero Coupon, 1/15/2043		823,535	502,770
"HI", Series 3979, Interest Only, 3.0%, 12/15/2026		2,517,242	276,471
"IC", Series 3971, Interest Only, 3.0%, 3/15/2026		1,115,146	119,210
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		3,541,935	464,810
"PI", Series 3987, Interest Only, 3.0%, 1/15/2027		4,683,904	590,308
"PI", Series 4017, Interest Only, 3.0%, 3/15/2027		1,437,011	167,668
"ZG", Series 4213, 3.5%, 6/15/2043		2,451,572	2,434,346
"LI", Series 3720, Interest Only, 4.5%, 9/15/2025		3,562,229	529,775
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		4,542,218	545,804
Federal National Mortgage Association:
"WO", Series 2013-27, Principal Only, Zero Coupon, 12/25/2042		1,200,000	593,337
"JZ", Series 2012-4, 4.0%, 9/25/2041		1,723,692	1,850,132
"I", Series 2003-84, Interest Only, 6.0%, 9/25/2033		605,188	121,911
"PI", Series 2006-20, Interest Only, 6.528%***, 11/25/2030		2,949,680	493,095
Freddie Mac Structured Agency Credit Risk Debt Notes:
"M3", Series 2014-DN2, 3.755%**, 4/25/2024		3,500,000	3,284,876
"M3", Series 2014-DN4, 4.702%, 10/25/2024		1,930,000	1,931,372
Government National Mortgage Association:
"ZJ", Series 2013-106, 3.5%, 7/20/2043		479,447	470,863
"QI", Series 2011-112, Interest Only, 4.0%, 5/16/2026		2,414,048	256,897
"AI", Series 2010-25, Interest Only, 4.5%, 3/16/2023		784,833	26,668
"BI", Series 2010-30, Interest Only, 4.5%, 7/20/2039		631,497	91,436
"ND", Series 2010-130, 4.5%, 8/16/2039		3,400,000	3,712,015
"NI", Series 2011-80, Interest Only, 4.5%, 5/16/2038		2,426,767	170,423
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		2,050,818	346,523
"IQ", Series 2011-18, Interest Only, 5.5%, 1/16/2039		775,582	88,428
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		2,024,932	357,559
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		1,522,876	282,221
"AI", Series 2007-38, Interest Only, 6.308%***, 6/16/2037		439,377	68,316
"SC", Series 2002-33, Interest Only, 7.248%***, 5/16/2032		852,574	147,645
Residential Funding Mortgage Securities I, Inc., "M1", Series 2003-S17, 5.5%, 9/25/2033		1,157,152	1,080,284
Total Collateralized Mortgage Obligations (Cost $19,647,197)			21,005,163

Government & Agency Obligations 8.9%
Other Government Related (e) 0.2%
Banco de Costa Rica, 144A, 5.25%, 8/12/2018		800,000	822,720
TMK OAO, 144A, 6.75%, 4/3/2020		1,000,000	901,250
			1,723,970
Sovereign Bonds 4.2%
Canadian Government Bond, 3.5%, 12/1/2045	CAD	5,660,000	5,998,731
Government of New Zealand, Series 1217, REG S, 6.0%, 12/15/2017	NZD	12,700,000	10,561,835
Kingdom of Bahrain, 144A, 6.0%, 9/19/2044		870,000	897,188
Perusahaan Penerbit SBSN Indonesia III, 144A, 4.35%, 9/10/2024 (b)		500,000	501,250
Republic of Belarus, REG S, 8.75%, 8/3/2015		1,000,000	1,020,200
Republic of Colombia, 5.625%, 2/26/2044		300,000	334,982
Republic of Costa Rica, 144A, 4.25%, 1/26/2023		300,000	285,000
Republic of Croatia, 144A, 6.75%, 11/5/2019		2,250,000	2,494,687
Republic of Ecuador, 144A, 7.95%, 6/20/2024		1,446,000	1,511,070
Republic of El Salvador:
144A, 6.375%, 1/18/2027		425,000	435,625
144A, 7.65%, 6/15/2035		1,200,000	1,308,000
Republic of Hungary:
4.0%, 3/25/2019		1,000,000	1,024,500
Series 19/A, 6.5%, 6/24/2019	HUF	90,600,000	422,333
Republic of Panama, 4.0%, 9/22/2024		520,000	531,700
Republic of Paraguay, 144A, 6.1%, 8/11/2044 (b)		600,000	642,750
Republic of Peru, 144A, 5.7%, 8/12/2024		300,000	102,581
Republic of Singapore, 3.375%, 9/1/2033	SGD	12,377,000	10,386,015
Republic of Slovenia, 144A, 5.5%, 10/26/2022		200,000	219,750
Republic of South Africa, Series R204, 8.0%, 12/21/2018	ZAR	13,200,000	1,237,465
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019		1,000,000	1,028,800
Republic of Turkey, 7.1%, 3/8/2023	TRY	1,700,000	699,840
United Mexican States:
Series M, 4.75%, 6/14/2018	MXN	10,400,000	774,294
Series M 20, 8.5%, 5/31/2029	MXN	5,200,000	459,357
			42,877,953
U.S. Government Sponsored Agency 0.4%
Federal National Mortgage Association, 3.0%, 11/15/2027		4,500,000	4,285,720
U.S. Treasury Obligations 4.1%
U.S. Treasury Bills:
0.03%****, 12/11/2014 (f)		390,000	389,996
0.035%****, 2/12/2015 (f)		3,625,000	3,624,797
0.055%****, 12/11/2014 (f)		156,000	155,998
U.S. Treasury Bonds:
3.375%, 5/15/2044		1,570,000	1,665,549
3.625%, 2/15/2044		887,000	984,362
5.375%, 2/15/2031		2,000,000	2,701,250
U.S. Treasury Notes:
1.0%, 8/31/2016 (g) (h)		22,480,000	22,704,800
1.0%, 9/30/2016		2,500,000	2,523,827
1.5%, 5/31/2019		500,000	499,063
1.625%, 7/31/2019		965,000	967,337
1.625%, 8/15/2022		3,000,000	2,891,016
2.375%, 8/15/2024		1,288,000	1,293,031
2.5%, 5/15/2024		1,754,000	1,782,229
			42,183,255
Total Government & Agency Obligations (Cost $91,748,113)			91,070,898

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (PIK) (Cost $628,435)		622,934	1,090,631

Loan Participations and Assignments 5.8%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		233,333	0
Atlantic Broadband Finance LLC, Term Loan B, 3.25%, 12/2/2019		1,365,482	1,352,339
Avis Budget Car Rental LLC, Term Loan B, 3.0%, 3/15/2019		1,492,424	1,477,500
Berry Plastics Holding Corp.:
Term Loan D, 3.5%, 2/8/2020		1,492,424	1,464,449
Term Loan E, 3.75%, 1/6/2021		2,542,009	2,502,290
Big Heart Pet Brands, Term Loan, 3.5%, 3/8/2020		5,054,600	4,876,122
CBS Outdoor Americas Capital LLC, Term Loan B, 3.0%, 1/31/2021		1,500,000	1,477,125
Cequel Communications LLC, Term Loan B, 3.5%, 2/14/2019		1,492,343	1,479,942
Chrysler Group LLC, Term Loan B, 3.25%, 12/31/2018		1,492,500	1,480,560
CSC Holdings, Inc., Term Loan B, 2.654%, 4/17/2020		2,719,623	2,664,550
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		4,398,975	4,370,690
Del Monte Foods, Inc., First Lien Term Loan, 4.253%, 2/18/2021		2,873,731	2,707,601
Delos Finance SARL, Term Loan B, 3.5%, 3/6/2021		1,500,000	1,495,312
Hilton Worldwide Finance LLC, Term Loan B2, 3.5%, 10/26/2020		4,634,386	4,595,573
Level 3 Financing, Inc., Term Loan B5, 3.5%, 1/31/2022		605,000	608,497
NRG Energy, Inc., Term Loan B, 2.75%, 7/2/2018		4,158,889	4,096,069
Par Pharmaceutical Companies, Inc., Term Loan B2, 4.0%, 9/30/2019		1,497,695	1,477,731
Pinnacle Foods Finance LLC:
Term Loan G, 3.25%, 4/29/2020		781,815	768,692
Term Loan H, 3.25%, 4/29/2020		2,671,508	2,626,666
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		4,611,314	4,539,285
Polymer Group, Inc., First Lien Term Loan, 4.25%, 12/19/2019		1,500,000	1,505,625
Quebecor Media, Inc., Term Loan B1, 3.25%, 8/17/2020		2,038,505	1,986,279
Samson Investment Co., Second Lien Term Loan, 5.0%, 9/25/2018		720,000	668,830
SBA Senior Financial II LLC, Term Loan B1, 3.25%, 3/24/2021		1,496,250	1,473,634
Seminole Tribe of Florida, Term Loan, 3.0%, 4/29/2020		1,443,548	1,441,296
Spansion LLC, Term Loan, 3.75%, 12/19/2019		1,492,462	1,471,008
Transdigm, Inc., Term Loan C, 3.0%, 2/28/2020		1,500,000	1,478,677
Valeant Pharmaceuticals International, Inc.:
Term Loan B, 3.5%, 12/11/2019		340,803	338,646
Term Loan B, 3.5%, 2/13/2019		1,298,670	1,290,554
Visteon Corp., Term Delay Draw B, 3.5%, 4/9/2021		1,496,250	1,479,417
Total Loan Participations and Assignments (Cost $60,322,117)			59,194,959

Preferred Security 0.0%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $71,425)		141,000	128,310

	Contract Amount	Value ($)

Call Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% – Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/20161 (Cost $463,890)	9,400,000	117,039

	Shares	Value ($)

Securities Lending Collateral 5.7%
Daily Assets Fund Institutional, 0.08% (i) (j) (Cost $58,864,912)	58,864,912	58,864,912

Cash Equivalents 6.0%
Central Cash Management Fund, 0.07% (i) (Cost $61,462,135)	61,462,135	61,462,135

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,025,583,123)†	106.0	1,092,979,416
Other Assets and Liabilities, Net	(6.0)	(61,383,597)
Net Assets	100.0	1,031,595,819

The following table represents a senior loan that is in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	USD	233,333	233,333	0

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2014.

*** Current yield; not a coupon rate.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $1,028,826,666. At October 31, 2014, net unrealized appreciation for all securities based on tax cost was $64,152,750. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $97,532,082 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $33,379,332.

(a) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	9,378	6,628	0.00

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of all securities loaned at October 31, 2014 amounted to $57,139,609, which is 5.5% of net assets.

(c) Principal amount stated in U.S. dollars unless otherwise noted.

(d) When-issued or delayed delivery security included.

(e) Government-backed debt issued by financial companies or government-sponsored enterprises.

(f) At October 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(g) At October 31, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(h) At October 31, 2014, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(i) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(j) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

CVA: Certificaten Van Aandelen (Certificate of Deposit)

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Bond	AUD	12/15/2014	142	15,343,916	308,270
10 Year Canadian Bond	CAD	12/18/2014	35	4,255,401	(20,264)
10 Year U.S. Treasury Note	USD	12/19/2014	616	77,837,375	627,079
U.S. Treasury Long Bond	USD	12/19/2014	50	7,054,688	104,203
Total net unrealized appreciation					1,019,288

At October 31, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	12/19/2014	49	6,191,609	99,440
5 Year U.S. Treasury Note	USD	12/31/2014	390	46,577,578	(343,034)
Euro-OAT Futures	EUR	12/8/2014	55	9,984,223	(183,201)
U.S. Treasury Long Bond	USD	12/19/2014	134	18,906,563	(353,817)
Ultra Long U.S. Treasury Bond	USD	12/19/2014	25	3,920,313	(75,831)
Total net unrealized depreciation					(856,443)

At October 31, 2014, open credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (k)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (l)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
12/20/2011 3/20/2017	150,000	2	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB–	14,783	3,014	11,769
9/20/2012 12/20/2017	490,000	3	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	63,165	22,843	40,322
Total unrealized appreciation							52,091

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(l) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At October 31, 2014, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
6/3/2014 6/3/2025	8,800,000	Fixed — 3.0%	Floating — LIBOR	(499,818)	(487,373)
10/21/2014 10/21/2044	19,000,000	Fixed — 3.093%	Floating — LIBOR	(187,321)	(187,321)
12/30/2014 12/30/2024	11,100,000	Fixed — 3.524%	Floating — LIBOR	(990,919)	(989,861)
12/30/2014 12/30/2034	2,200,000	Fixed — 4.01%	Floating — LIBOR	(353,531)	(354,174)
5/11/2015 5/11/2045	8,800,000	Fixed — 3.56%	Floating — LIBOR	(755,893)	(750,963)
12/30/2014 12/30/2016	2,700,000	Floating — LIBOR	Fixed — 1.173%	19,253	19,563
12/30/2014 12/30/2019	10,400,000	Floating — LIBOR	Fixed — 2.522%	341,035	349,396
12/30/2014 12/30/2044	1,800,000	Floating — LIBOR	Fixed — 4.081%	363,606	365,815
Total net unrealized depreciation					(2,034,918)

Bilateral Swap
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/3/2013 6/3/2025	8,800,000	1	Floating — LIBOR	Fixed — 3.0%	69,646	—	69,646

At October 31, 2014, open written options contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Dates	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (m)
Call Options Receive Fixed — 4.22% – Pay Floating — LIBOR	4/22/2016 4/22/2026	9,400,000	1	4/20/2016	335,110	(54,899)
Receive Fixed — 4.48% – Pay Floating — LIBOR	5/9/2016 5/11/2026	8,800,000	1	5/5/2016	98,780	(36,947)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	8,800,000	1	3/15/2016	63,580	(8,233)
Receive Fixed — 5.132% – Pay Floating — LIBOR	3/17/2016 3/17/2026	8,800,000	4	3/15/2016	103,840	(8,233)
Total Call Options					601,310	(108,312)
Put Options Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	8,800,000	1	3/15/2016	63,580	(4,520)
Pay Fixed — 1.132% – Receive Floating — LIBOR	3/17/2016 3/17/2026	8,800,000	4	3/15/2016	22,440	(4,520)
Pay Fixed — 2.48% – Receive Floating — LIBOR	5/9/2016 5/11/2026	8,800,000	1	5/5/2016	98,780	(149,841)
Pay Fixed — 2.64% – Receive Floating — LIBOR	8/10/2015 8/10/2045	7,900,000	1	8/6/2015	73,865	(117,658)
Pay Fixed — 2.796% – Receive Floating — LIBOR	6/5/2015 6/5/2045	7,900,000	4	6/3/2015	84,530	(137,054)
Pay Fixed — 2.88% – Receive Floating — LIBOR	9/30/2015 9/30/2045	19,000,000	5	9/28/2015	397,537	(579,285)
Pay Fixed — 3.005% – Receive Floating — LIBOR	3/6/2015 3/6/2045	7,900,000	1	3/4/2015	82,950	(183,975)
Pay Fixed — 3.035% – Receive Floating — LIBOR	2/15/2015 2/3/2045	7,900,000	4	1/30/2015	97,565	(180,047)
Pay Fixed — 3.088% – Receive Floating — LIBOR	1/28/2015 1/28/2045	8,800,000	6	1/26/2015	88,771	(232,036)
Total Put Options					1,010,018	(1,588,936)
Total					1,611,328	(1,697,248)

(m) Unrealized depreciation on written options on interest rate swap contracts at October 31, 2014 was $85,920.

Counterparties:

1 Nomura International PLC

2 Credit Suisse

3 UBS AG

4 BNP Paribas

5 Morgan Stanley

6 Barclays Bank PLC

As of October 31, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
JPY	573,878,400	GBP	3,200,000	11/10/2014	9,511	Bank of America
USD	5,183,212	KRW	5,545,000,000	11/10/2014	3,927	Morgan Stanley
NZD	5,750,000	USD	4,516,165	11/10/2014	36,646	Barclays Bank PLC
EUR	6,100,000	USD	7,713,395	11/10/2014	68,887	Barclays Bank PLC
KRW	5,545,000,000	USD	5,207,795	11/10/2014	20,656	Morgan Stanley
JPY	840,000,000	USD	7,519,066	11/10/2014	40,486	Morgan Stanley
JPY	840,000,000	USD	7,512,241	11/10/2014	33,661	Barclays Bank PLC
NZD	6,600,000	USD	5,162,487	11/10/2014	20,779	Morgan Stanley
USD	5,443,239	ZAR	60,600,000	11/12/2014	43,789	UBS AG
ZAR	20,200,000	USD	1,856,146	11/12/2014	27,136	BNP Paribas
ZAR	20,200,000	USD	1,855,586	11/12/2014	26,576	UBS AG
GBP	1,071,210	USD	1,713,628	12/18/2014	614	Morgan Stanley
EUR	259,700	USD	328,900	1/15/2015	3,302	Citigroup, Inc.
SGD	20,513,010	USD	16,135,523	1/20/2015	171,657	Australia & New Zealand Banking Group Ltd.
EUR	4,622,450	USD	5,896,339	1/20/2015	100,734	Societe Generale
Total unrealized appreciation					608,361

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	1,714,257	GBP	1,071,210	11/3/2014	(642)	Morgan Stanley
NZD	6,600,000	CAD	5,743,452	11/10/2014	(46,579)	Societe Generale
GBP	3,200,000	JPY	548,163,840	11/10/2014	(238,450)	Morgan Stanley
USD	5,436,386	MXN	72,300,000	11/10/2014	(69,400)	UBS AG
USD	5,236,506	NZD	6,600,000	11/10/2014	(94,798)	Barclays Bank PLC
USD	15,240,279	JPY	1,680,000,000	11/10/2014	(283,118)	Morgan Stanley
ZAR	9,300,000	USD	834,414	12/8/2014	(4,025)	Barclays Bank PLC
USD	5,913,953	EUR	4,622,450	1/20/2015	(118,348)	Citigroup, Inc.
CAD	6,854,260	USD	6,065,309	1/20/2015	(4,439)	Australia & New Zealand Banking Group Ltd.
Total unrealized depreciation					(859,799)

Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
EUR Euro
GBP British Pound
HUF Hungarian Forint
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
NZD New Zealand Dollar
SGD Singapore Dollar
TRY Turkish Lira
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, written option contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (n)
Consumer Discretionary	$25,175,093	$14,427,559	$6,628	$39,609,280
Consumer Staples	62,992,731	91,549,031	—	154,541,762
Energy	30,669,506	—	—	30,669,506
Financials	49,928,845	12,512,194	—	62,441,039
Health Care	5,781,882	20,323,074	—	26,104,956
Industrials	16,265,487	57,911,067	—	74,176,554
Information Technology	36,654,620	8,878,403	—	45,533,023
Materials	5,823,706	6,357,946	—	12,181,652
Telecommunication Services	26,480,745	1,055,260	—	27,536,005
Utilities	41,203,331	2,649,536	—	43,852,867
Preferred Stock	—	296,917	—	296,917
Rights	—	69,689	—	69,689
Warrants	—	—	42,668	42,668
Fixed Income Investments (n)
Corporate Bonds	—	266,943,248	—	266,943,248
Asset Backed	—	7,311,685	—	7,311,685
Mortgage-Backed Securities Pass-Throughs	—	3,383,504	—	3,383,504
Commercial Mortgage- Backed Securities	—	5,351,014	—	5,351,014
Collateralized Mortgage Obligations	—	21,005,163	—	21,005,163
Government & Agency Obligations	—	91,070,898	—	91,070,898
Convertible Bond	—	—	1,090,631	1,090,631
Loan Participations and Assignments	—	59,194,959	—	59,194,959
Preferred Security	—	128,310	—	128,310
Short-Term Investments (n)	120,327,047	—	—	120,327,047
Derivatives (o)
Purchased Options	—	117,039	—	117,039
Futures Contracts	1,138,992	—	—	1,138,992
Credit Default Swap Contracts	—	52,091	—	52,091
Interest Rate Swap Contracts	—	804,420	—	804,420
Forward Foreign Currency Exchange Contracts	—	608,361	—	608,361
Total	$422,441,985	$672,001,368	$1,139,927	$1,095,583,280
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (o)
Futures Contracts	$(976,147)	$—	$—	$(976,147)
Written Options	—	(1,697,248)	—	(1,697,248)
Interest Rate Swap Contracts	—	(2,769,692)	—	(2,769,692)
Forward Foreign Currency Exchange Contracts	—	(859,799)	—	(859,799)
Total	$(976,147)	$(5,326,739)	$—	$(6,302,886)

There have been no transfers between fair value measurement levels during the year ended October 31, 2014.

(n) See Investment Portfolio for additional detailed categorizations.

(o) Derivatives include value of options purchased; unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts; and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $905,256,076) — including $57,139,609 of securities loaned	$972,652,369
Investment in Daily Assets Fund Institutional (cost $58,864,912)*	58,864,912
Investment in Central Cash Management Fund (cost $61,462,135)	61,462,135
Total investments in securities, at value (cost $1,025,583,123)	1,092,979,416
Cash	1,110,221
Foreign currency, at value (cost $1,088,101)	1,057,580
Receivable for investments sold	3,526,082
Receivable for investments sold — when-issued securities	6,157,897
Receivable for Fund shares sold	430,523
Dividends receivable	1,077,146
Interest receivable	5,673,388
Receivable for variation margin on centrally cleared swaps	237,798
Unrealized appreciation on bilateral swap contracts	121,737
Unrealized appreciation on forward foreign currency exchange contracts	608,361
Upfront payments paid on bilateral swap contracts	25,857
Foreign taxes recoverable	525,048
Other assets	38,850
Total assets	1,113,569,904
Liabilities
Payable upon return of securities loaned	58,864,912
Payable for investments purchased	7,147,446
Payable for investments purchased — when-issued securities	11,530,125
Payable for Fund shares redeemed	579,258
Payable for variation margin on futures contracts	80,061
Options written, at value (premiums received $1,611,328)	1,697,248
Unrealized depreciation on forward foreign currency exchange contracts	859,799
Accrued management fee	321,560
Accrued Trustees' fees	11,815
Other accrued expenses and payables	881,861
Total liabilities	81,974,085
Net assets, at value	$1,031,595,819

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2014 (continued)
Net Assets Consist of
Undistributed net investment income	15,823,909
Net unrealized appreciation (depreciation) on: Investments	67,396,293
Swap contracts	(1,913,181)
Futures	162,845
Foreign currency	(330,014)
Written options	(85,920)
Accumulated net realized gain (loss)	68,504,174
Paid-in capital	882,037,713
Net assets, at value	$1,031,595,819
Net Asset Value
Class A Net Asset Value and redemption price per share ($750,728,413 ÷ 72,467,989 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.36
Maximum offering price per share (100 ÷ 94.25 of $10.36)	$10.99
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,973,364 ÷ 190,359 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.37
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($27,099,336 ÷ 2,618,343 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.35
Class R6 Net Asset Value, offering and redemption price per share ($9,774 ÷ 944 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.35
Class S Net Asset Value, offering and redemption price per share ($248,632,799 ÷ 23,996,376 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.36
Institutional Class Net Asset Value, offering and redemption price per share ($3,152,133 ÷ 304,552 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.35

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,094,268)	$21,301,049
Interest	20,250,502
Income distributions — Central Cash Management Fund	32,120
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	397,915
Total income	41,981,586
Expenses: Management fee	3,885,830
Administration fee	1,050,224
Services to shareholders	1,490,006
Distribution and service fees	2,105,613
Custodian fee	111,375
Professional fees	130,715
Reports to shareholders	121,253
Registration fees	81,528
Trustees' fees and expenses	44,963
Other	99,011
Total expenses	9,120,518
Net investment income	32,861,068
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	69,542,565
Swap contracts	(113,487)
Futures	(1,671,075)
Written options	972,290
Foreign currency	3,381,233
72,111,526
Change in net unrealized appreciation (depreciation) on: Investments	(47,665,778)
Swap contracts	(1,815,932)
Futures	2,357,610
Written options	(381,530)
Foreign currency	(884,662)
(48,390,292)
Net gain (loss)	23,721,234
Net increase (decrease) in net assets resulting from operations	$56,582,302

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$32,861,068	$30,952,833
Net realized gain (loss)	72,111,526	19,435,271
Change in net unrealized appreciation (depreciation)	(48,390,292)	84,648,649
Net increase (decrease) in net assets resulting from operations	56,582,302	135,036,753
Distributions to shareholders from: Net investment income: Class A	(25,171,540)	(21,681,142)
Class B	(55,718)	(70,002)
Class C	(617,381)	(376,265)
Class R6*	(102)	—
Class S	(8,673,219)	(7,378,047)
Institutional Class	(101,519)	(67,767)
Net realized gains: Class A	(11,687,777)	(20,430,948)
Class B	(44,142)	(123,850)
Class C	(331,678)	(466,410)
Class S	(3,738,187)	(6,460,646)
Institutional Class	(36,487)	(54,815)
Total distributions	(50,457,750)	(57,109,892)
Fund share transactions: Proceeds from shares sold	66,750,548	57,311,888
Reinvestment of distributions	47,968,220	54,107,801
Payments for shares redeemed	(129,967,063)	(156,220,375)
Net increase (decrease) in net assets from Fund share transactions	(15,248,295)	(44,800,686)
Increase (decrease) in net assets	(9,123,743)	33,126,175
Net assets at beginning of period	1,040,719,562	1,007,593,387
Net assets at end of period (including undistributed net investment income of $15,823,909 and $14,151,926, respectively)	$1,031,595,819	$1,040,719,562

* For the period from August 25, 2014 (commencement of operations of Class R6) to October 31, 2014.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.31	$9.56	$8.91	$8.85	$8.10
Income (loss) from investment operations: Net investment incomea	.32	.29	.25	.14	.13
Net realized and unrealized gain (loss)	.23	1.01	.60	.05	.86
Total from investment operations	.55	1.30	.85	.19	.99
Less distributions from: Net investment income	(.34)	(.28)	(.20)	(.13)	(.17)
Net realized gains	(.16)	(.27)	—	—	(.07)
Total distributions	(.50)	(.55)	(.20)	(.13)	(.24)
Net asset value, end of period	$10.36	$10.31	$9.56	$8.91	$8.85
Total Return (%)b	5.49	14.14	9.67	2.11	12.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	751	770	748	780	874
Ratio of expenses (%)	.90	.90	.91	.93	.97
Ratio of net investment income (%)	3.10	3.00	2.67	1.58	1.51
Portfolio turnover rate (%)	100	90	204	137	251
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges.

	Years Ended October 31,
Class B	2014	2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.31	$9.57		$8.91	$8.85	$8.11
Income (loss) from investment operations: Net investment incomea	.22	.19		.15	.06	.04
Net realized and unrealized gain (loss)	.24	1.01		.62	.03	.87
Total from investment operations	.46	1.20		.77	.09	.91
Less distributions from: Net investment income	(.24)	(.19)		(.11)	(.03)	(.10)
Net realized gains	(.16)	(.27)		—	—	(.07)
Total distributions	(.40)	(.46)		(.11)	(.03)	(.17)
Net asset value, end of period	$10.37	$10.31		$9.57	$8.91	$8.85
Total Return (%)b	4.52	12.88	c	8.70	1.06	11.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3		5	6	10
Ratio of expenses (%)	1.93	1.90		1.89	1.89	2.00
Ratio of net investment income (%)	2.08	1.99		1.66	.62	.48
Portfolio turnover rate (%)	100	90		204	137	251
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class C	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.29	$9.55	$8.89	$8.84	$8.08
Income (loss) from investment operations: Net investment incomea	.24	.21	.17	.07	.06
Net realized and unrealized gain (loss)	.24	1.00	.62	.03	.87
Total from investment operations	.48	1.21	.79	.10	.93
Less distributions from: Net investment income	(.26)	(.20)	(.13)	(.05)	(.10)
Net realized gains	(.16)	(.27)	—	—	(.07)
Total distributions	(.42)	(.47)	(.13)	(.05)	(.17)
Net asset value, end of period	$10.35	$10.29	$9.55	$8.89	$8.84
Total Return (%)b	4.74	13.09	8.90	1.16	11.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	21	17	19	21
Ratio of expenses (%)	1.69	1.72	1.74	1.75	1.79
Ratio of net investment income (%)	2.31	2.16	1.84	.76	.68
Portfolio turnover rate (%)	100	90	204	137	251
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges.

Class R6	Period Ended 10/31/14a
Selected Per Share Data
Net asset value, beginning of period	$10.70
Income (loss) from investment operations: Net investment incomeb	.05
Net realized and unrealized gain (loss)	(.29)
Total from investment operations	(.24)
Less distributions from: Net investment income	(.11)
Net asset value, end of period	$10.35
Total Return (%)	(2.26	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10
Ratio of expenses (%)	.56	*
Ratio of net investment income (%)	2.83	*
Portfolio turnover rate (%)	100	c
a For the period from August 25, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding during the period.
c Represents the Fund's portfolio turnover rate for the year ended October 31, 2014.
* Annualized
** Not annualized

	Years Ended October 31,
Class S	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.31	$9.56	$8.91	$8.85	$8.10
Income (loss) from investment operations: Net investment incomea	.34	.31	.27	.16	.14
Net realized and unrealized gain (loss)	.23	1.01	.60	.04	.87
Total from investment operations	.57	1.32	.87	.20	1.01
Less distributions from: Net investment income	(.36)	(.30)	(.22)	(.14)	(.19)
Net realized gains	(.16)	(.27)	—	—	(.07)
Total distributions	(.52)	(.57)	(.22)	(.14)	(.26)
Net asset value, end of period	$10.36	$10.31	$9.56	$8.91	$8.85
Total Return (%)	5.70	14.37	9.90	2.20	12.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	249	245	236	241	258
Ratio of expenses (%)	.69	.71	.71	.73	.77
Ratio of net investment income (%)	3.30	3.19	2.88	1.78	1.70
Portfolio turnover rate (%)	100	90	204	137	251
a Based on average shares outstanding during the period.

	Years Ended October 31,
Institutional Class	2014	2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.30	$9.56	$8.91	$8.86	$8.11
Income (loss) from investment operations: Net investment incomea	.35	.32	.27	.17	.16
Net realized and unrealized gain (loss)	.23	1.00	.61	.04	.87
Total from investment operations	.58	1.32	.88	.21	1.03
Less distributions from: Net investment income	(.37)	(.31)	(.23)	(.16)	(.21)
Net realized gains	(.16)	(.27)	—	—	(.07)
Total distributions	(.53)	(.58)	(.23)	(.16)	(.28)
Net asset value, end of period	$10.35	$10.30	$9.56	$8.91	$8.86
Total Return (%)	5.77	14.32	10.02	2.37	12.85
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	2	1	4
Ratio of expenses (%)	.64	.65	.65	.61	.60
Ratio of net investment income (%)	3.34	3.25	2.94	1.90	1.87
Portfolio turnover rate (%)	100	90	204	137	251
a Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Income Builder Fund (formerly DWS Global Income Builder Fund) (the "Fund") is a diversified series of Deutsche Market Trust (formerly DWS Market Trust) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Class R6 shares commenced operations on August 25, 2014. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers, and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage-backed securities, premium amortization on debt securities, investments in futures, swap contracts, and forward foreign currency exchange contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$23,409,982
Undistributed long-term capital gains	$63,799,211
Net unrealized appreciation (depreciation) on investments	$64,152,750

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2014	2013
Distributions from ordinary income*	$35,838,576	$29,573,223
Distributions from long-term capital gains	$14,619,174	$27,536,669

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $27,600,000 to $73,600,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2014, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in credit default swap contracts sold had a total notional value of $640,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2014, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2014, is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $15,214,000 to $134,792,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $37,496,000 to $127,031,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended October 31, 2014, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of the open purchased option contracts as of October 31, 2014 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in written option contracts had a total value generally indicative of a range from approximately $742,000 to $1,697,000, and purchased option contracts had a total value generally indicative of a range from approximately $117,000 to $461,000 .

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2014, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2014, is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2014, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $58,799,000 to $82,709,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $9,920,000 to $74,740,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from approximately $6,086,000 to $110,561,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$117,039	$—	$804,420	$1,138,992	$2,060,451
Credit Contracts (a)	—	—	52,091	—	52,091
Foreign Exchange Contracts (c)	—	608,361	—	—	608,361
	$117,039	$608,361	$856,511	$1,138,992	$2,720,903

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on bilateral swap contracts
(b) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(1,697,248)	$—	$(2,769,692)	$(976,147)	$(5,443,087)
Foreign Exchange Contracts (c)	—	(859,799)	—	—	(859,799)
	$(1,697,248)	$(859,799)	$(2,769,692)	$(976,147)	$(6,302,886)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Options written, at value
(b) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$972,290	$—	$(142,376)	$(1,671,075)	$(841,161)
Credit Contracts (a)	—	—	28,889	—	28,889
Foreign Exchange Contracts (b)	—	4,459,563	—	—	4,459,563
	$972,290	$4,459,563	$(113,487)	$(1,671,075)	$3,647,291
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from written options, swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(343,921)	$(381,530)	$—	$(1,808,540)	$2,357,610	$(176,381)
Credit Contracts (a)	—	—	—	(7,392)	—	(7,392)
Foreign Exchange Contracts (b)	—	—	(797,159)	—	—	(797,159)
	$(343,921)	$(381,530)	$(797,159)	$(1,815,932)	$2,357,610	$(980,932)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swaps contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of October 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Non-Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$171,657	$(4,439)	$—	$—	$167,218
Bank of America	9,511	—	—	—	9,511
Barclays Bank PLC	139,194	(139,194)	—	—	—
BNP Paribas	27,136	(27,136)	—	—	—
Citigroup, Inc.	3,302	(3,302)	—	—	—
Credit Suisse	11,769	—	—	—	11,769
Morgan Stanley	86,462	(86,462)	—	—	—
Nomura International PLC	186,685	(186,685)	—	—	—
Societe Generale	100,734	(46,579)	—	—	54,155
UBS AG	110,687	(69,400)	—	—	41,287
	$847,137	$(563,197)	$—	$—	$283,940
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$4,439	$(4,439)	$—	$—	$—
Barclays Bank PLC	330,859	(139,194)	—	—	191,665
BNP Paribas	329,854	(27,136)	—	(212,100)	90,618
Citigroup, Inc.	118,348	(3,302)	—	—	115,046
Morgan Stanley	1,101,495	(86,462)	—	(848,400)	166,633
Nomura International PLC	556,073	(186,685)	—	(369,388)	—
Societe Generale	46,579	(46,579)	—	—	—
UBS AG	69,400	(69,400)	—	—	—
	$2,557,047	$(563,197)	$—	$(1,429,888)	$563,962

(a) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended October 31, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $934,913,247 and $1,031,522,898, respectively. Purchases and sales of U.S. Treasury securities aggregated $58,555,849 and $44,236,496, respectively.

For the year ended October 31, 2014, transactions for written options on interest rate swap contracts were as follows:
	Contract Amount	Premiums
Outstanding, beginning of period	136,800,000	$1,649,190
Options written	77,000,000	1,022,778
Options closed	(83,400,000)	(995,740)
Options expired	(8,800,000)	(64,900)
Outstanding, end of period	121,600,000	$1,611,328

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following rates:
First $1.5 billion of the Fund's average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%

Accordingly, for the year ended October 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund's average daily net assets.

For the period from November 1, 2013 through September 30, 2014 and for the period from August 25, 2014 (commencement of operations) through September 30, 2014 for Class R6 shares the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.25%
Class B	2.00%
Class C	2.00%
Class R6	1.03%
Class S	1.00%
Institutional Class	1.00%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.28%
Class B	2.03%
Class C	2.03%
Class R6	1.03%
Class S	1.03%
Institutional Class	1.03%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2014, the Administration Fee was $1,050,224, of which $86,908 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2014
Class A	$606,933	$149,074
Class B	9,375	2,158
Class C	22,096	5,714
Class S	312,674	76,476
Institutional Class	1,177	310
	$952,255	$233,732

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2014
Class B	$18,906	$1,258
Class C	185,930	17,019
	$204,836	$18,277

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2014	Annual Rate
Class A	$1,834,531	$312,265	.24%
Class B	6,136	882	.24%
Class C	60,110	11,346	.24%
	$1,900,777	$324,493

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2014 aggregated $35,504.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2014, the CDSC for Class B and C shares aggregated $1,453 and $645, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares. For the year ended October 31, 2014, DDI received $2,187 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the year ended October 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $32,146, of which $6,580 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2014, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $35,951.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2014.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,298,655	$34,490,105	3,731,870	$36,794,746
Class B	10,428	107,897	13,962	135,940
Class C	848,483	8,814,026	529,755	5,241,086
Class R6*	934	10,001	—	—
Class S	2,141,067	22,393,773	1,451,527	14,329,764
Institutional Class	89,441	934,746	82,108	810,352
		$66,750,548		$57,311,888
Shares issued to shareholders in reinvestment of distributions
Class A	3,459,461	$35,398,861	4,206,787	$40,209,412
Class B	9,752	99,352	20,051	191,099
Class C	88,969	910,438	84,202	803,778
Class R6*	10	102	—	—
Class S	1,115,603	11,421,461	1,336,469	12,781,072
Institutional Class	13,449	138,006	12,793	122,440
		$47,968,220		$54,107,801
Shares redeemed
Class A	(8,963,514)	$(93,368,859)	(11,508,919)	$(113,177,626)
Class B	(130,088)	(1,354,945)	(212,395)	(2,095,021)
Class C	(340,018)	(3,531,018)	(400,008)	(3,929,282)
Class S	(3,020,761)	(31,423,515)	(3,730,347)	(36,621,616)
Institutional Class	(27,634)	(288,726)	(40,668)	(396,830)
		$(129,967,063)		$(156,220,375)
Net increase (decrease)
Class A	(2,205,398)	$(23,479,893)	(3,570,262)	$(36,173,468)
Class B	(109,908)	(1,147,696)	(178,382)	(1,767,982)
Class C	597,434	6,193,446	213,949	2,115,582
Class R6*	944	10,103	—	—
Class S	235,909	2,391,719	(942,351)	(9,510,780)
Institutional Class	75,256	784,026	54,233	535,962
		$(15,248,295)		$(44,800,686)

* For the period from August 25, 2014 (commencement of operations of Class R6) to October 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Market Trust and the Shareholders of Deutsche Global Income Builder Fund:

We have audited the accompanying statement of assets and liabilities of Deutsche Global Income Builder Fund (formerly DWS Global Income Builder Fund) (a series of Deutsche Market Trust (formerly DWS Market Trust)) ("the Fund"), including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Global Income Builder Fund at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 22, 2014

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2014 to October 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R6*	Class S	Institutional Class
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$998.10	$993.00	$994.10	$977.40	$999.10	$999.40
Expenses Paid per $1,000**	$4.53	$9.59	$8.54	$1.03	$3.48	$3.28
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,020.67	$1,015.58	$1,016.64	$1,022.38	$1,021.73	$1,021.93
Expenses Paid per $1,000**	$4.58	$9.70	$8.64	$2.85	$3.52	$3.31

* For the period from August 25, 2014 (commencement of operations of Class R6) to October 31, 2014.

** Expenses (hypothetical expenses if Class R6 had been in existence from May 1, 2014) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Deutsche Global Income Builder Fund	.90%	1.91%	1.70%	.56%	.69%	.65%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $70,281,000 as capital gain dividends for its year ended October 31, 2014.

The Fund paid distributions of $0.15 per share from net long-term capital gains during its year ended October 31, 2014.

For corporate shareholders, 18% of the income dividends paid during the Fund's fiscal year ended October 31, 2014, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $24,635,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 1% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Income Builder Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRBX	KTRCX	KTRSX	KTRIX
CUSIP Number	25159K 820	25159K 812	25159K 796	25159K 788	25159K 770
Fund Number	002	202	302	2033	1402

For shareholders of Class R6
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
deutschefunds.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KTRZX
CUSIP Number	25159K 721
Fund Number	1633

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DG IBF-2
IR-024954-4 12/14

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE GLOBAL INCOME BUILDER FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$96,741	$0	$10,053	$0
2013	$96,741	$0	$10,053	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$291,072	$7,017,733
2013	$0	$362,466	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$10,053	$7,308,805	$411,123	$7,729,981
2013	$10,053	$362,466	$557,067	$929,586

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2013 and 2014 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Income Builder Fund, a series of Deutsche Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2014